LOAN AGREEMENT (Corporate)

We are pleased to advise you that Barclays Bank PLC ("the Bank") has agreed to provide a medium term eurocurrency loan facility ("the Facility") upon and subject to the terms and conditions set out below and overleaf and the attached Special Conditions, if any, to:

NAME EMBREX EUROPE LIMITED            ADDRESS  11 The Chestnuts
      _____________________                    Stortford Road, Great Dunmow,
      _____________________                    Essex CM6 1AA  ("The Borrower")

Full names of company as registered
_______________________________________________________________________________
                             THE LOAN AND DRAWDOWN
Currency: US Dollars  (the "Currency")
Amount:   $2,000,000.00

The aggregate principal amount advanced (including any capitalised interest) and for the time being outstanding in the Currency, or (if converted under condition 11 overleaf) in sterling, is referred to as the "Loan."

The Facility may be drawn, following completion of the acceptance formalities and any security formalities in each case as set out herein, "in minimum amounts and multiples of $250,000 by 31 12 1996 after which date the Bank's commitment to provide any undrawn amount will lapse. *See also Special Conditions.
_______________________________________________________________________________
                                PURPOSE OF LOAN
To finance the purchase and installation of Inovoject egg injection systems to be placed with customers of Embrex under lease/licence agreement.
_______________________________________________________________________________
                                   REPAYMENT
                      See attached Special Conditions
_______________________________________________________________________________
                                  PREPAYMENT
The Loan in full or in minimum amounts and multiples of $50,000 together with accrued interest to the date of prepayment. A prepayment fee at the rate of Nil% is payable at the time and on the amount prepaid.
_______________________________________________________________________________
                                      FEES
See attached Special Conditions.
_______________________________________________________________________________
                                    INTEREST
Rate: 1% p.a.
over the rate at which deposits in the relevant currency are offered to the Bank in London Inter-Bank Market two Business Days prior to the first day of an Interest Period for value on such date for a similar amount and Interest Period ("LIBOR")
See also attached Special Conditions.
_______________________________________________________________________________
                             SECURITY/GUARANTEE(S)
The Loan is to be secured/guaranteed by:
See attached Special Conditions.
and any other security which is now held or hereafter may be held by the Bank, all of which is to secure all money and liabilities which shall from time to time be due, owing or incurred, whether actual or contingent, to the Bank by the Borrower.
_______________________________________________________________________________
                                  UNDERTAKINGS
The undertaking set out under condition 9 overleaf will apply as follows:
*9(a) with the reference to Subsidiaries applying to
*ALL Subsidiaries.
_______________________________________________________________________________
                               SPECIAL CONDITIONS
*The enclosed Special Conditions sheet(s) form(s) part of this Agreement.
_______________________________________________________________________________
THIS OFFER WILL LAPSE IF NOT ACCEPTED WITHIN ONE MONTH OF THE DATE SHOWN BELOW
_______________________________________________________________________________
                                   SIGNATURES

for BARCLAYS BANK PLC                  This offer is accepted by the Borrower

3rd April 1996  /s/ [Signature illegible] Manager   By: /s/ Randall L. Marcuson
                                                    [for Embrex Europe Limited]

Date ________________________
_______________________________________________________________________________
The Borrower should return the top copy together with a CERTIFIED true copy of a Board Resolution and attached duplicate Special Conditions (white), if any, and retain the bottom copy of the offer letter and the copy, if any, of the Special Conditions (pink). Blue copies to be retained by branch.

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SPECIAL CONDITIONS

1   Drawdown

    Individual tranches of the loan will be drawn by the borrower in sums of not less than $250,000 US. Such drawings may be authorised in writing by a Director of EMBREX EUROPE LTD provided that this authorisation is given in accordance with the terms of the Company's account operation mandate current at that time.

    In addition, it is a requirement of the Bank that prior to each individual drawdown, the borrower provides the Bank with its written confirmation of the installation of the machinery to which that particular tranche of funding relates, and also details of the specific contract terms.

2   Repayment

    Each individual tranche of funds, once drawn, is to be repaid over four years with equal quarterly repayments of principal being made.

    Interest on each tranche is payable on the quarterly roll-over dates by debit to the borrower's US Dollar Call Account.

3   Fees

    The borrower will pay an arrangement fee equivalent to 0.5% of the amount borrowed. The fee will be payable in stages as the individual tranches of the loan are drawn down.

    These arrangement fees will be debited to the borrower's US Dollar Call Account.

4   Interest

    Interest will be payable by the borrower at 1% above Barclays three month US Dollar Deposit rate applicable at the time of drawdown and subsequent roll-over dates. This is dependent upon the Borrower maintaining credit balances with Barclays in London in line with security requirements as detailed below, and depositing the funds on fixed three monthly deposits maturing in conjunction with the borrowing so secured. Interest on such deposits will be payable at Barclays three month US Dollar Deposit rate applicable at the time the deposit is placed.

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5   Security

    The loan will be secured by:

    a) US Dollar cash deposits in the name of Barclays Bank re EMBREX EUROPE LIMITED provided at the time of, or prior to, drawings of the loan being made, in such amounts as to ensure that all borrowings under this agreement are 102% covered to allow for interest accrued but not yet paid. These deposits will be placed for a term of three months, mirroring the associated borrowing. Any surplus cash deposits made in advance of drawings will be initially placed to a US Dollar Call
        Deposit Account in the name of Barclays Bank PLC re EMBREX EUROPE
        LIMITED.

    b) Deed of charge over the cash balances referred to above on the Bank's standard form to be executed by the Borrower and registered at Companies House.

    c) The Bank requires confirmation from EMBREX INC. that the Deed of Charge and the Bank's security interest shall not be affected in any manner by any bankruptcy, insolvency, moratorium, assignment for benefit of creditors, appointment of a receiver, or any other law or event affecting EMBREX INC, the parent company. Otherwise, the provisions of the facility, including without limitation, the Special Conditions and the Deed of Charge, shall not apply to Embrex Inc.

We accept the above special terms and conditions which are acknowledged to form part of the Currency Loan Agreement between EMBREX EUROPE LTD and BARCLAYS BANK PLC.

For and on behalf of
EMBREX EUROPE LTD

                                     PART 2
                         Details of Charged Account(s)

Barclays Bank PLC re Embrex Europe Limited U S Dollar Call Deposit Account.

                                    PART 3
                     Details of Charged Deposit Contract(s)

All existing and future U S Dollar fixed term deposits placed in the name of Barclays Bank PLC re Embrex Europe Limited.

SIGNED and DELIVERED as a deed by the above named
_________________________________________________
in the presence of
SIGNATURE OF WITNESS ____________________________   ___________________________
NAME OF WITNESS _________________________________
ADDRESS _________________________________________
OCCUPATION ______________________________________

SIGNED and DELIVERED as a deed by the above named
_________________________________________________
in the presence of
SIGNATURE OF WITNESS ____________________________    __________________________
NAME OF WITNESS _________________________________
ADDRESS _________________________________________
OCCUPATION ______________________________________

THE COMMON SEAL of * Embrex Europe Limited
was hereunto affixed in pursuance of a Resolution
of its Board of Directors in the presence of
_________________________________________________
________________________________________ DIRECTOR
/S/ [Signature illegible]               SECRETARY

COMPANY'S REGISTERED NUMBER 2867658

EXECUTED AND DELIVERED as a Deed by *Embrex Europe Limited

_______________________ Director   /s/ [Signature illegible]  Secretary/Director
COMPANY'S REGISTERED NUMBER  2867658

* Insert company's name as registered.

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                      DEED OF CHARGE OVER CREDIT BALANCES
                        BY A CHARGOR FOR OWN LIABILITIES

(If executed by a company this Deed of Charge requires registration at Companies House within 21 days after its creation).

TO BARCLAYS BANK PLC

1. In consideration of your giving or continuing to give time, credit and/or banking facilities and accommodation to me/us, being the party or parties named in Schedule 1 hereto, I/we with full title guarantee hereby charge by way of first fixed charge all sums of money specified in Schedule 2 hereto (the "Deposit(s)" which expression includes all or any part of the money payable pursuant to such deposit(s) and the debt(s) represented thereby), together with all interest from time to time accruing thereon, as security for the payment of all money and the discharge of all liabilities now or at any time hereafter due, owing or incurred to you by me/us (and, if more than one, by us jointly or jointly and severally) on any account or accounts or in respect of any obligation howsoever incurred to you by me/us in whatsoever manner and whether actually or contingently and whether alone or together with another or others and whether as principal or surety and in whatsoever name or style, together with interest, discount, commission and all other charges, costs and expenses for which I/we may be or become liable to you ("the Secured Sums").

2. I/we hereby assign to you for the purposes of and to give effect to this security my/our right to require you to repay to me/us the Deposit(s) and to pay interest thereon to me/us.

3. I/we agree that during the currency of this security and notwithstanding any term (express or implied) pursuant to which any of the Deposit(s) is or may be deposited with you or paid to you or held by you, such Deposit(s) shall only be repayable upon written request or demand and I/we shall not be entitled to make any request or demand upon you for repayment of such Deposit(s) or for payment of interest thereon, unless you shall first have agreed to release this security insofar as it concerns such Deposit(s). Any repayment(s) permitted by you shall not be deemed to be a release of this security over any other money or interest then or at any time thereafter forming part of the Deposit(s) or interest accrued thereon. It is hereby expressly agreed that the terms of this security shall override the terms applicable to the Deposit(s).

4. (a) You may at any time hereafter enforce this security, without notice to me/us and without any further or other consent from me/us, by applying or transferring as you think fit all or part of any money or interest subject to this security at any time or times (whether on or before or after the expiry of any fixed or minimum period for which such money may have been deposited) in or towards satisfaction of all or such part of the Secured Sums not paid when due.

   (b) You are hereby irrevocably empowered and authorised as my/our attorney in my/our name and at my/our expense to execute such documents and give such instructions as may be required to give effect hereto, including (without limitation) instructions for the withdrawal of any sums which you may have placed upon my/our behalf with any third party and for the use of any money or interest subject to this security to purchase any currency or currencies required to effect such application.

   (c) You shall not be liable for any loss sustained by me/us in consequence of the exercise of your rights hereunder, including (without limitation) any loss of interest caused by the determination before maturity of any Deposit(s) or by the fluctuation in any exchange rate at which currency may be bought or sold by you.

5. This security shall be a continuing security notwithstanding any intermediate payments or settlement of accounts or other matters whatsoever and shall be in addition to and shall not prejudice or be prejudiced by any rights of set-off, combination, lien or other rights exercisable by you as bankers against me/us or by any securities, guarantees, indemnities and/or negotiable instruments now or hereafter held by you.

6. I/we shall not assign, transfer, charge or otherwise alienate, deal with or encumber any or all of the money or interest subject to this security or my/our right, title or interest therein, or agree so to do.

7. For the avoidance of doubt, I/we agree that this security is to operate by way of security only in favour of you and that no release of any indebtedness existing now or in the future from you to me/us is intended or effected by this security.

8. If the persons executing this security are in partnership together and if any change shall at any time occur in the composition of the partnership, then, unless you decide to close the then current account or accounts of the partnership and to open a new account or accounts for the continuing partners, this security shall be a continuing security for all liabilities incurred to you (after as well as before such change) by the persons for the time being constituting such partnership.

9. Deleted.

10. Where this security is signed by or on behalf of two or more persons, the obligations and liabilities of such persons under it shall be joint and several. In this security the singular shall include the plural and vice versa.

IN WITNESS whereof these presents were executed as a deed this
day of                    19    .

                                   SCHEDULE 1
                                (the Chargor(s))

      FULL NAME(S)              ADDRESS(ES) (REGISTERED OFFICE IF A COMPANY)
EMBREX EUROPE LIMITED           SUITE 11, THE CHESTNUTS
                                STORTFORD ROAD
                                GREAT DUNMOW
                                ESSEX  CM6  1DA

                                   SCHEDULE 2
                                     PART 1
                          Definition of the Deposit(s)

* In this security the expression "Deposit(s)" means all sums of money in any currency:

(a) deposited or paid by me/us now or at any time hereafter to the credit of the account(s) with you specified in Part 2 of this Schedule 2 and/or (where the context permits) any additional and/or substitute account(s) hereafter opened with you for the deposit or holding of all or part of the money or interest subject to this security; and

(b) deposited or paid by me/us with or to you or held by you on my/our behalf pursuant to the deposit contract(s), short particulars of which are given in Part 3 of this Schedule 2; and

(c) deposited or paid by me/us with or to you or held by you on my/our behalf (whether in an account or otherwise) now or at any time during the currency of this security, unless you agree in writing before such deposit or payment is made that it shall not be subject to this security (provided that this paragraph shall not extend to any money in any current account); and

(d) representing the renewal or replacement of or for any sums deposited or paid or held as set out in the foregoing paragraphs;

and, in each case, whether such money has been deposited or paid (if the undersigned are more than one) on behalf of all of us or any of us jointly with another or others of us and whether any such account is opened in the name of all or any of us or in your name or otherwise.

* (Delete any of the foregoing paragraphs if it is inapplicable and initial against this alteration).

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